ING Funds Trust

ING Classic Money Market Fund

Class A, Class B and Class C Prospectus

dated July 31, 2008

ING Institutional Prime Money Market Fund

Institutional Class Prospectus and Institutional Service Class Prospectus

dated July 31, 2008

ING Investors Trust

ING Liquid Assets Portfolio Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

dated April 28, 2008

ING Series Fund, Inc.

ING Money Market Fund

Class A, Class B and Class C Prospectus, Class I Prospectus

and Class O Prospectus dated July 31, 2008

Brokerage Cash Reserves

Prospectus dated July 31, 2008

Supplement dated December 15, 2008

On November 24, 2008, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Money Market Guarantee Program (the “Program”) from December 19, 2008 through April 30, 2009.  The Board of Trustees/Directors of each of the money market funds listed above (each, a “Fund” and collectively, the “Funds”) has approved the Funds’ continued participation in the Program.

As provided for under the Program, any Fund shareholder as of the close of business on September 19, 2008 will be guaranteed to receive the shareholder’s “Covered Amount” should a “Guarantee Event” occur during the term of the Program.  A Guarantee Event would occur if the Fund’s market-based net asset value per share is less than $0.995 (a “Guarantee Event”), commonly referred to as “breaking the buck.”  The Covered Amount for each shareholder of a Fund on September 19, 2008 will be the lesser of: (1) the number of shares owned on  September 19, 2008 multiplied by $1.00; or (2) the number of shares owned on the date the Guarantee Event occurs multiplied by $1.00 (the “Covered Amount”).  Following a Guarantee Event, a Fund must liquidate its holdings within 30 days.  The 30-day period to liquidate a Fund may be extended by the Treasury.

Under the Program, upon liquidation of a Fund, each covered shareholder would receive payments from the Exchange Stabilization Fund.  As of the date of this supplement, the Exchange Stabilization Fund has approximately $50 billion available to support all participating money market funds.

Any new shareholder investing in a Fund after September 19, 2008 and any shares held by a shareholder in excess of the number of shares of a Fund held by such shareholder on September 19, 2008 are not covered under the Program. Moreover, coverage cannot be reinstated if an eligible shareholder closes its account after September 19, 2008 and then reopens it.  If a Guarantee Event occurs and a Fund is liquidated, a shareholder may receive less than $1.00 per share with respect to shares not covered under the Program.

The fee for a Fund to participate in the extension of the Program through April 30, 2009 is an additional one-time non-refundable participation fee of $0.00015 (1½ basis points) or $0.00022 (2.2 basis points) for each share of the Fund outstanding on September 19, 2008, depending on the market-based net asset value per share of the Fund as of September 19, 2008.  The fee will be borne by a Fund without regard to any expense limitation currently in effect for the Fund.  Shareholders will be notified if a Fund’s application to participate in the Program’s extension is denied.

Further information about the Program can be obtained at www.ustreas.gov.

Please retain this Supplement with your prospectus for future reference.